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                                                                    EXHIBIT 25.1

                                    FORM T-1
                 ==============================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ------------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                               ------------------

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

                       New York                                 13-3818954
            (Jurisdiction of incorporation                   (I.R.S. employer
             if not a U.S. national bank)                   identification No.)

                 114 West 47th Street                           10036-1532
                     New York, NY                               (Zip Code)
                 (Address of principal
                  executive offices)

                               ------------------

                         CHESAPEAKE ENERGY CORPORATION*
              (Exact name of obligors as specified in its charter)

                       Oklahoma                                 73-1395733
           (State or other jurisdiction of                   (I.R.S. employer
            incorporation or organization)                  identification No.)


               6100 North Western Avenue
                Oklahoma City, Oklahoma                           73118
       (Address of principal executive offices)                 (Zip Code)

                 ==============================================

* Includes certain subsidiaries of Chesapeake Energy Corporation identified on the following pages

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                                      - 2 -


                  INFORMATION REGARDING ADDITIONAL REGISTRANTS

                               ------------------

                             THE AMES COMPANY, INC.
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                73-1470082
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                      ARKOMA PITTSBURGH HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                75-2850760
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                       CHESAPEAKE ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                73-1528271
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                          CHESAPEAKE CANADA CORPORATION
             (Exact name of registrant as specified in its charter)

                    Alberta, Canada                               n/a
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                     CHESAPEAKE ENERGY LOUISIANA CORPORATION
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                73-1524569
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)


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                                      - 3 -


                               ------------------

                   CHESAPEAKE EXPLORATION LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

                       Oklahoma                               73-1384282
           (State or other jurisdiction of                 (I.R.S. employer
            incorporation or organization)                identification No.)

                               ------------------

                           CHESAPEAKE LOUISIANA, L. P.
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                73-1519126
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                identification No.)

                               ------------------

                           CHESAPEAKE OPERATING, INC.
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                73-1343196
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                identification No.)

                               ------------------

                    CHESAPEAKE PANHANDLE LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)

                       Delaware                                95-4601927
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                identification No.)

                               ------------------

                           CHESAPEAKE ROYALTY COMPANY
             (Exact name of registrant as specified in its charter)

                       Delaware
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                identification No.)


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                                      - 4 -


                               ------------------

                            GOTHIC ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                       Oklahoma
           (State or other jurisdiction of                   (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                          GOTHIC PRODUCTION CORPORATION
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                 73-1539475
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                           NOMAC DRILLING CORPORATION
             (Exact name of registrant as specified in its charter)

                       Oklahoma                                73-1606317
           (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                 identification No.)

                               ------------------

                          8.125% Senior Notes due 2011
                       (Title of the indenture securities)

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                                      - 5 -

                                     GENERAL


1.   GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

             Federal Reserve Bank of New York (2nd District), New York, New York
               (Board of Governors of the Federal Reserve System)
             Federal Deposit Insurance Corporation, Washington, D.C.
             New York State Banking Department, Albany, New York

     (b) Whether it is authorized to exercise corporate trust powers.

             The trustee is authorized to exercise corporate trust powers.

2.   AFFILIATIONS WITH THE OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

             None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

     Chesapeake Energy Corporation and its subsidiaries are not in default under any of their outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-1 are not required under General Instruction B.

16.  LIST OF EXHIBITS

     T-1.1       --        Organization Certificate, as amended, issued by
                           the State of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-1.1 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                           33-97056).

     T-1.2        --       Included in Exhibit T-1.1.

     T-1.3        --       Included in Exhibit T-1.1.

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                                      - 6 -


16.  LIST OF EXHIBITS
     (cont'd)

     T-1.4        --       The By-Laws of United States Trust Company of New
                           York, as amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture
                           Act of 1939, as amended by the Trust Indenture Reform
                           Act of 1990 (Registration No.
                           33-97056).

     T-1.6        --       The consent of the trustee required by Section
                           321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990.

     T-1.7        --       A copy of the latest report of condition of the
                           trustee pursuant to law or the requirements of its supervising or examining authority.

NOTE

As of May 16, 2001, the trustee had 2,999,029 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                               ------------------

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 17th day of May, 2001.

UNITED STATES TRUST COMPANY
         OF NEW YORK, Trustee

By:      /s/ Louis P. Young
         ------------------------
         Louis P. Young
         Vice President

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                                                                   EXHIBIT T-1.6



        The consent of the trustee required by Section 321(b) of the Act.

                     United States Trust Company of New York
                              114 West 47th Street
                               New York, NY 10036

March 10, 2000



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.




Very truly yours,


UNITED STATES TRUST COMPANY
         OF NEW YORK


         /s/ Gerard F. Ganey
         ---------------------------
By:      Gerard F. Ganey
         Senior Vice President
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                                                                  EXHIBIT T-1.7


                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 2001
                                ($ IN THOUSANDS)

ASSETS
Cash and Due from Banks                                             $    60,744
Short-Term Investments                                                   61,956

Securities, Available for Sale                                          687,786

Loans                                                                 2,866,204
Less:  Allowance for Credit Losses                                       17,858
                                                                    -----------
      Net Loans                                                       2,848,346
Premises and Equipment                                                   65,105
Other Assets                                                            264,387
                                                                    -----------
      TOTAL ASSETS                                                  $ 3,988,324
                                                                    ===========

LIABILITIES
Deposits:
      Non-Interest Bearing                                          $   635,939
      Interest Bearing                                                2,338,442
                                                                    -----------
         Total Deposits                                               2,974,381

Short-Term Credit Facilities                                            383,958
Accounts Payable and Accrued Liabilities                                300,828
                                                                    -----------
      TOTAL LIABILITIES                                             $ 3,659,167
                                                                    ===========

STOCKHOLDER'S EQUITY
Common Stock                                                             14,995
Capital Surplus                                                         208,551
Retained Earnings                                                       123,254

Accumulated Other comprehensive Income                                  (17,643)
                                                                    -----------

TOTAL STOCKHOLDER'S EQUITY                                              329,157
                                                                    -----------
   TOTAL LIABILITIES AND
   STOCKHOLDER'S EQUITY                                             $ 3,988,324
                                                                    ===========

I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

April 16, 2001